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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 27, 2005


                            First Citizens Banc Corp
             (Exact name of Registrant as specified in its charter)


            Ohio                          0-25980               34-1558688
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation or organization)                               Identification No.)


           100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870
           ----------------------------------------------------------
                    (Address of principle executive offices)

       Registrant's telephone number, including area code: (419) 625-4121

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On June 24, 2005 First Citizens Banc Corp announced plans to merge one of its banking affiliates into the other as of October 15, 2005. Approximately thirty three jobs will be eliminated as a result of the merger and organizational restructuring. On July 26th and 27th, 2005, the Corporation notified employees affected by its plan for such termination. The cost of the employment termination plan is estimated to range from $380,000 to $390,000 and will be expensed in 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       First Citizens Banc Corp
                                       ---------------------------------------
                                       (Registrant)



Date: August 1, 2005                  /s/ James O. Miller
                                       ----------------------------------------
                                       James O. Miller,
                                       Executive Vice President